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                                                                  EXHIBIT 10.24
                                                                    10-K Filing

                        AMENDMENT NO. 3 TO VAR AGREEMENT
                              BETWEEN VERITY, INC.
              AND RESTRAC, INC. (FORMERLY MICROTRAC SYSTEMS, INC.)
                             DATED NOVEMBER 27, 1991


     This Amendment No. 3 ("Amendment") to the VAR Agreement between Verity, Inc. ("Verity") and Restrac, Inc. (formerly MicroTrac Systems, Inc.) ("VAR") dated November 27, 199 1, and all prior amendments thereto ("VAR Agreement") (collectively, "Agreement") amends the VAR Agreement as follows:

A. VAR shall pay Verity a one-time, up-front nonrefundable, nonrecoupable license fee in the amount of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
(US $XXXXXXXXX) within forty-five (45) days of execution of this Amendment in full satisfaction of any and ALL sublicense fee royalty paymnent requirements under Section 2.0 of EXHIBIT C (Pricing Addendum) which would otherwise be payable with respect to shipments of an unlimited number of Application Packages during the period commencing September 1, 1996 and ending September 30, 1998 (the "Period").

B. Section 2 of EXHIBIT B (Product Addendum) is amended to reflect that the Verity software products for which VAR is granted rights to sublicense under the Agreement (i) may be sublicensed solely as part of VAR's Application Package pursuant to such Section, and (ii) shall consist of all of Verity's currently-released products (and all Updates thereto pursuant to Section 5.2.1 of the VAR Agreement), other than the following products (and the optional features as they relate to the following products and Updates relating TO the following products):

         Topic Internet Server
         Topic Remote Site Indexer
         SQL Database Access Option for Topic Internet Server
         Topic Agent Server Toolkit
         Topic Agent Server
         Topic NetNews Access Server
         Topic Newswire Access Server
         Topic Developer's Kit
         Topic CD Publisher's Toolkit
         Topic CD Publisher's Toolkit CD-ROM Runtime

C. Within thirty (30) days after the end of each calendar quarter, VAR shall pay Verity maintenance fees in the amount of fifteen percent (15%) of Accruable Amounts (as defined below) applicable to such calendar quarter. "Accruable Amounts" shall mean the aggregate amount equal to $XXXX.00 multiplied by the number of servers upon which the indices of information used with an Application Package is installed or accessed for any End User then under maintenance with Restrac during a particular calendar quarter (which includes as many seats as can be supported on such server and any additional backup, testing or training copies). Such maintenance fees shall be in satisfaction of all maintenance fee requirements otherwise payable under the Agreement with respect to the Period, notwithstanding Section 4.0 of EXHIBIT C (Pricing Addendum). VAR shall submit reports detailing all information related to calculation of such maintenance FEES (including, without limitation, the number of applicable servers) in conjunction with each payment of such maintenance fees

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D. Section 3 of EXHIBIT B (Product Addendum) is amended to reflect that the
Products subject to this Agreement (the Application Package) are now labeled and marketed as Restrac's suite of staffing products known as Restrac Enterprise or Restrac Hire.

E. The initial term of the Agreement is hereby extended to remain in full force and effect until September 30, 1998.

F. This Amendment may be signed by the parties in counterparts. All other terms and conditions of the VAR Agreement unchanged.

IN WITNESSS WHEREOF, the parties have executed this Amendment effective as of August 30, 1996.

Verity, Inc.                           VAR: Restrac, Inc.

By:  /s/ Timothy J. Moore              By:  /s/ Lars Perkins
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Name: Timothy J. Moore                 Name: Lars Perkins
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Title:  Vice President                 Title:
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Date:   August 30, 1996                Date:
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